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                        SUPPLEMENT TO THE PROSPECTUS OF
             MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
                               DATED MAY 1, 1998

The ninth paragraph under the heading "The Fund and its Management" appearing on page 13 of the Prospectus is hereby amended as follows:

        The CAPITAL APPRECIATION PORTFOLIO commenced operations on January 21, 1997. The Investment Manager has undertaken to assume all expenses of the CAPITAL APPRECIATION PORTFOLIO (except for any brokerage fees) and waive the compensation provided for that Portfolio in its Management Agreement with the Fund until such time as the Portfolio has $50 million of net assets or until December 31, 1998, whichever occurs first.

September 2, 1998